UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

RedBall Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39440	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue
16th Floor
New York, NY 10065
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212)-235-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	RBAC.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	RBAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RBAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on October 13, 2021, RedBall Acquisition Corp., a Cayman Islands exempted company (“RedBall”), entered into the Business Combination Agreement and Plan of Reorganization (as amended by that First Amendment to the Business Combination Agreement and Plan of Reorganization, dated December 12, 2021 and that Second Amendment to the Business Combination Agreement and Plan of Reorganization, dated March 28, 2022) (the “Business Combination Agreement”), with Showstop Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of RedBall (“Merger Sub One”), Showstop Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of RedBall (“Merger Sub Two”), and SeatGeek, Inc., a Delaware corporation (“SeatGeek”).

On May 31, 2022, RedBall, Merger Sub One, Merger Sub Two, RedBall SponsorCo LP, a Cayman Islands exempted limited partnership, and SeatGeek entered into a Termination and Release Agreement (the “Termination and Release Agreement”) pursuant to which, among other things, RedBall and SeatGeek mutually terminated the Business Combination Agreement pursuant to Section 10.1(a) thereof.

Upon termination of the Business Combination Agreement, each of the Ancillary Agreements (as defined in the Business Combination Agreement) with the exception of the Confidentiality Agreement (as defined in the Business Combination Agreement), were terminated pursuant to their terms.

The foregoing summary of the Termination and Release Agreement is qualified in its entirety by the text of the Termination and Release Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The Business Combination Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by RedBall on October 13, 2021, and the Ancillary Agreements, which were filed as Exhibits to the Current Report on Form 8-K filed by RedBall on October 13, 2021, are also incorporated herein by reference.

Item 8.01.	Other Events

On June 1, 2022, RedBall and SeatGeek issued a joint press release announcing the termination of the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. As a result of the termination of the Business Combination Agreement, RedBall intends to withdraw its registration statement on Form S-4, as amended, initially filed with the Securities and Exchange Commission on October 29, 2021.

As previously disclosed in RedBall’s definitive proxy statement/prospectus (the “Proxy Statement”) delivered to the holders of record of RedBall’s ordinary shares at the close of business on April 22, 2022, RedBall has scheduled an extraordinary general meeting in lieu of annual general meeting of its shareholders to be held virtually via live webcast on June 1, 2022 at 9:30 a.m. ET (the “Special Meeting”) to approve the Business Combination Agreement and the connected matters concerning the transactions contemplated thereby. As required by Cayman Islands law, RedBall will convene the Special Meeting; however, as a result of the termination of the Business Combination Agreement, at the Special Meeting, RedBall intends that none of the proposed resolutions to approve the Business Combination Agreement and the connected matters concerning the transactions contemplated thereby will be put forward and that the Special Meeting will be adjourned indefinitely. In light of the termination of the Business Combination Agreement, the proposed business combination with SeatGeek will not be concluded and any ordinary shares submitted for redemption will not be redeemed at this time and will be returned to the respective holder, broker or bank in the manner described in the definitive Proxy Statement.

Forward-Looking Statements

This report contains certain statements that are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. Except as may be required under applicable securities laws, RedBall does not undertake any obligation to update these forward-looking statements and RedBall specifically disclaims any obligation to do so These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, those risks and uncertainties set forth under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration statement on Form S-4 and proxy statement/prospectus and other documents filed by RedBall from time to time with the SEC. In addition, forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects on RedBall. There can be no assurance that future developments affecting RedBall will be those that RedBall have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control or the control of RedBall) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of RedBall’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination and Release Agreement, dated as of May 31, 2022, by and among RedBall, Merger Sub One, Merger Sub Two and SeatGeek.

99.1	Press Release, dated June 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedBall Acquisition Corp.

Date: June 1, 2022

	By:	/s/ Gerald J. Cardinale
Gerald J. Cardinale
Co-Chairman